Exhibit 99.3

FORM 8 (OPD)

PUBLIC OPENING POSITION DISCLOSURE BY A PARTY TO AN OFFER

Rules 8.1 and 8.2 of the Takeover Code (the “Code”)

1.	KEY INFORMATION

(a) Full name of discloser:	Shire plc

(b) Owner or controller of interests and short positions disclosed, if different from 1(a):

The naming of nominee or vehicle companies is insufficient. For a trust, the trustee(s), settlor and beneficiaries must be named.

(c) Name of offeror/offeree in relation to whose relevant securities this form relates: Use a separate form for each offeror/offeree	Takeda Pharmaceutical Company Limited
(d) Is the discloser the offeror or the offeree?	OFFEREE
(e) Date position held: The latest practicable date prior to the disclosure	11 April 2018
(f) In addition to the company in 1(c) above, is the discloser making disclosures in respect of any other party to the offer? If it is a cash offer or possible cash offer, state “N/A”	YES Shire plc

2.	POSITIONS OF THE PARTY TO THE OFFER MAKING THE DISCLOSURE

If there are positions or rights to subscribe to disclose in more than one class of relevant securities of the offeror or offeree named in 1(c), copy table 2(a) or (b) (as appropriate) for each additional class of relevant security.

(a)	Interests and short positions in the relevant securities of the offeror or offeree to which the disclosure relates

Class of relevant security:	Ordinary shares
	Interests		Short positions
	Number	%	Number	%
(1) Relevant securities owned and/or controlled:	Nil	0	Nil	0
(2) Cash-settled derivatives:	Nil	0	Nil	0
(3) Stock-settled derivatives (including options) and agreements to purchase/sell:	Nil	0	Nil	0
TOTAL:	Nil	0	Nil	0

All interests and all short positions should be disclosed.

Details of any open stock-settled derivative positions (including traded options), or agreements to purchase or sell relevant securities, should be given on a Supplemental Form 8 (Open Positions).

Details of any securities borrowing and lending positions or financial collateral arrangements should be disclosed on a Supplemental Form 8 (SBL).

(b)	Rights to subscribe for new securities

Class of relevant security in relation to which subscription right exists:	Nil
Details, including nature of the rights concerned and relevant percentages:	N/A

3.	POSITIONS OF PERSONS ACTING IN CONCERT WITH THE PARTY TO THE OFFER MAKING THE DISCLOSURE

Details of any interests, short positions and rights to subscribe (including directors’ and other employee options) of any person acting in concert with the party to the offer making the disclosure:

Interests held by presumed concert parties of Shire plc:

Class of relevant securities	Ordinary shares		Short positions
Name	Number	% of total issued share capital (excluding treasury shares)	Number	% of total issued share capital (excluding treasury shares)
Goldman Sachs & Co. LLC	20,053	0.00	Nil	0
(GS) Goldman Sachs Japan Co., Ltd	2,540,400	0.32	Nil	0
Citigroup Global Markets Hong Kong	8,528	0.00	Nil	0
Citigroup Global Markets Japan	63,632	0.00	Nil	0
Citicorp Trust, N.A.	1,665.5(1)	0.00	Nil	0
Citicorp Trust South Dakota	16,193.5(1)	0.00	Nil	0

(1) Ordinary shares held in the form of American Depositary Shares (“ADSs”). One ADS is equivalent to 0.5 ordinary shares.

Details of any open stock-settled derivative positions (including traded options), or agreements to purchase or sell relevant securities, should be given on a Supplemental Form 8 (Open Positions).

Details of any securities borrowing and lending positions or financial collateral arrangements should be disclosed on a Supplemental Form 8 (SBL).

4.	OTHER INFORMATION

(a)	Indemnity and other dealing arrangements

Details of any indemnity or option arrangement, or any agreement or understanding, formal or informal, relating to relevant securities which may be an inducement to deal or refrain from dealing entered into by the party to the offer making the disclosure or any person acting in concert with it:

Irrevocable commitments and letters of intent should not be included. If there are no such agreements, arrangements or understandings, state “none”

None

(b)	Agreements, arrangements or understandings relating to options or derivatives

Details of any agreement, arrangement or understanding, formal or informal, between the party to the offer making the disclosure, or any person acting in concert with it, and any other person relating to:

(i)  the voting rights of any relevant securities under any option; or

(ii) the voting rights or future acquisition or disposal of any relevant securities to which any derivative is referenced:

If there are no such agreements, arrangements or understandings, state “none”

None

(c)	Attachments

Are any Supplemental Forms attached?

Supplemental Form 8 (Open Positions)	NO
Supplemental Form 8 (SBL)	YES

Date of disclosure:	13 April 2018
Contact name:	Stephen Williams, Deputy Company Secretary
Telephone number:	+44 (0)125 689 4003

Public disclosures under Rule 8 of the Code must be made to a Regulatory Information Service.

The Panel’s Market Surveillance Unit is available for consultation in relation to the Code’s disclosure requirements on +44 (0)20 7638 0129.

The Code can be viewed on the Panel’s website at www.thetakeoverpanel.org.uk.

SUPPLEMENTAL FORM 8 (SBL)

DETAILS OF SECURITIES BORROWING AND LENDING AND

FINANCIAL COLLATERAL ARRANGEMENTS BY

PARTIES TO AN OFFER AND PERSONS ACTING IN CONCERT

Note 5(l) on Rule 8 of the Takeover Code (the “Code”)

1.	KEY INFORMATION

Full name of person making disclosure:	(GS) GOLDMAN SACHS JAPAN CO., LTD.
Name of offeror/offeree in relation to whose relevant securities this form relates:	TAKEDA PHARMACEUTICAL COMPANY LIMITED

2.	SECURITIES BORROWING AND LENDING/FINANCIAL COLLATERAL POSITIONS

Class of relevant security:	Ordinary
	Number	%
Securities borrowed:	2,786,500	0.35
Securities lent (including securities subject to a security financial collateral arrangement with right of use or a title transfer collateral arrangement):	3,596,842	0.46

Details of borrowed relevant securities which have been either on-lent or sold do not need to be disclosed.

3.	SECURITIES BORROWING AND LENDING/FINANCIAL COLLATERAL TRANSACTIONS

Class of relevant security

Nature of transaction

e.g. securities lending/borrowing, delivery/receipt of recalled securities, entering into financial collateral arrangement with right of use, entering into title transfer collateral arrangement etc.

Number of securities

The Panel’s Market Surveillance Unit is available for consultation in relation to the Code’s disclosure requirements on +44 (0)20 7638 0129.

The Code can be viewed on the Panel’s website at www.thetakeoverpanel.org.uk.